UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2020

Clancy Systems International, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	333-68008	84-1027964
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2250 S. Oneida #308 Denver, Colorado 80224
(Address of Principal Executive Offices) (Zip Code)

(303) 753-0197

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

Effective or Prior to January 30, 2020, Tony Nick, the previous Interim Officer and Sole Director and majority shareholder the Company, entered into a stock purchase agreement for the sale of 5,000,000 shares of preferred stock of the Company, representing the control shares of the company to Naveen Doki.

Each share of preferred stock is convertible into 1,000 shares of common stock at the option of the holder, and has super majority voting rights enabling the holder to vote with common stock on a 1,000 vote per share of preferred stock basis.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective or Prior to January 30, 2020, The Board of Directors appointed Naveen Doki Chairman of the Board and CEO of the Company, all previous Officers resigned with the Company.

Naveen Doki: CURRENTLY THE SOLE OFFICER OF THE COMPANY

Naveen Doki is clinically trained to be a Hematologist and Oncologist. He obtained his degree from University of California at Irvine and his fellowship at University of Southern California in Los Angeles. He has an entrepreneurial bent and started his career with his own practice after a short 3-month stint at a local private practice. He has in the past also worked as a successful researcher at various Veterans Administration locations in California.

He has always been a consummate entrepreneur with successful investments in real estate, information technology, Infrastructure and above all Urgent Care practices. He owned 2 urgent care facilities which he divested for lack of time and to put more focus on his medical practice. He also runs his own allergy clinic out of his office in Fairfax. He currently has majority ownership in a few Information Technology firms.

He has active medical licenses in Virginia, California and Maryland. He is board certified by ABIM in Medical Oncology. Prior to relocating to the USA, he worked for Kingston Memorial Hospital in Jamaica.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLANCY SYSTEMS INTERNATIONAL, INC..

March 3, 2020	By:	/s/ Naveen Doki Naveen Doki Chief Executive Officer

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